SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): June 9, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-21696                     22-3106987
 (State or Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400









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ITEM 5.    OTHER EVENTS

           On June 9, 2004, the Registrant disseminated a Press Release announcing that it will host a conference call for biotechnology investment analysts on Tuesday, June 15, 2004, at 11:00 a.m. (ET). The Company's senior management will discuss the highlights of the up-to-date clinical results of its lead oncology product candidate, AP23573, which were summarized in a press release issued June 7, and its plans for advancing the clinical development of this product candidate, which will be released before the market opens on June 15.

           The information contained in the Press Release dated June 9, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated June 9, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By: /s/ Edward M. Fitzgerald
                                                --------------------------------
                                                Edward M. Fitzgerald
                                                Senior Vice President and
                                                 Chief Financial Officer


Date:    June 9, 2004



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description                             Sequential Page Number
-------           -----------                             ----------------------

99.1              The Registrant's Press Release dated                4
                  June 9, 2004.